                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

           NOT FILED PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934

     In connection with the Quarterly Report of Friedman Industries, Incorporated (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ben Harper, Senior Vice President-Finance and Secretary/Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2002

                                            By /s/ BEN HARPER
                                            ------------------------------------
                                                Name: Ben Harper
                                                Title:  Senior Vice
                                                        President-Finance and
                                                        Secretary/Treasurer